May 2009

Cautionary Note About Forward-Looking Statements

Except for the historical information contained in this presentation (this “Presentation”), the matters discussed in this Presentation or otherwise incorporated by reference into this
Presentation are “forward-looking statements.”  Such forward-looking statements are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.
These statements can be identified by the use of forward-looking terminology such as “believes,”
“expects,” “may,” “will,” “should” or “anticipates” or comparable terminology, or by discussions of strategy that involve risks and uncertainties.  These forward-looking statements involve risks and uncertainties, including those identified within the Company's Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the "SEC") on February 11, 2008 as well as the Company's other filings with the SEC from time to time.  Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, the Company cannot assure shareholders or investors that these expectations will prove correct, and the actual results that the Company achieves may differ materially from any forward-looking statements, due to such risks and uncertainties.  These forward-looking statements are based on current expectations, and the Company assumes no obligation to update this information, except as required by law.

Agenda

I.

Overview

II.

Industry Overview

III.

Strategy Overview

IV.

Organizational Overview

V.

Financial Overview

Agenda

I.

Overview

II.

Industry Overview

III.

Strategy Overview

IV.

Organizational Overview

V.

Financial Overview

Overview

China’s expanding economy and surging domestic consumption is driving brands to increase and speed up expansion into China

The expansion is driving rapidly increasing advertising spend in China as existing and new brands compete for consumer attention

The Chinese market poses significant challenges to advertisers

Large consumer base but small as a percentage of the population

Consumer base, though large, is a small percentage of the population (roughly 10%)

Traditional television, outdoor and print media has become very expensive

The effective cost of most mass media advertising price a significant number of brands out of the market

Advertisers looking for solutions that target the affluent and mass affluent consumer base

Legend Media’s business plan is pinned to the market trends and follows a simple two rule approach

Secure the rights to advertising media that clearly targets the trends of the emerging affluent and mass affluent

Any rights secured have to be low cost (undervalued by the market) thus building a high margin business

1  “China Media Forecasts”, GroupM; Internal Conversion from RMB to US$

Overview

Legend Media has entered into two distinct sectors of the advertising industry that have overlying connection – they target the mass affluent of China

Radio Advertising: part of the foundation of the Company and is the pivotal piece of the entire growth strategy

Radio advertising in China is highly fragmented, underutilized and undervalued

Clearly targets car owners, a leading indicator of affluence

Largest radio listening audience in the world with over 394 million radio households

2.7% of China’s national advertising being spent on radio versus a worldwide average of 8.1% and a
US average 11.8%

China’s 2007 radio advertising spend hit US$ 646 million versus US$ 22 billion in the US

Legend Media is positioned to acquire large blocks of low cost radio advertising without the capital typically associated with buying radio stations

      Airline magazine advertising:  targeted medium that fits with the Company’s strategy and compliments the efforts made in radio

Travel is a leading predictor of affluence in China

The magazine provides an entry into to certain advertisers who are not aware of the value of radio

Limited inventory in the market has made it a far easier sale than radio

Current Radio Network

Xian

Beijing

Tianjin

Beijing FM90.5

News and entertainment; reaches
over 17 million

45,940  advertising minutes per year

Tianjin FM 92.5

Pop music; reaches over 10 million

19,710 advertising minutes per year

Xian FM 95.5

Pop Music; reaches over 8 million

19,710, advertising minutes per year.

Reaching 35 Million

and increasing

NZH
HLD
NDG
JMU
HRB
MDG
CGQ
SHE
URC
KHG
DNH
JGN
HET
PEK
DAT
WUA
DLC
TAO
CGO
CTU
KWE
FOC
XMN
SWA
HAK
LXA

HNA Airline Group

80 pages of advertising per month

Copy at every seat of every flight

3 year exclusive agreement

Targets the affluent travelers in China

HNA Airline Group

11 airlines serving domestic and international routes

198 aircraft operating over 4,200 flights per week

15,000,000 passengers in 2006, over 17,000,000 in 2007
and over 20,000,000 in 2008

4th largest airline group in China

Airline Magazine

Plus:

International Routes to

Africa

      Luanda, Angola

Asia

      Astana, Kazakhstan

      Osaka, Japan

      Seoul, South Korea

      Taipei, Taiwan

      Bangkok, Thailand

      Dubai, UAE

Europe

    Brussels, Belgium

      Berlin, Germany

      Budapest, Hungary

      Novosibirsk, Russia

      St. Petersburg, Russia

North America

    Seattle, WA, United States

Route Map

LEGEND MEDIA

Audi
广州 HONDA
Haima
DODGE

CITROËN
PEUGEOT
Unilever
Canon
LG

Hennessy COGNAC
MOUTAI
KFC
China unicom中国联通
中国电信 CHINA TELECOM
世界触手可及

Hisense海信
星河湾
unis清华紫光
WULIANGYE GROUP
中国太平洋保险 CHINA PACIFIC INSURANCE

VARIG Brasil
Hilton
Sanya Resort & Spa
金茂三亚希尔顿大酒店
上海家化
光明乳业
CCTD 泰達時代中心

Premium Client Base

Quarterly Financial Data

Total Revenue & Quarterly Growth Rate
US$ 000
6,000
5,000
4,000
3,000
2,000
1,000
0
70%
60%
50%
40%
30%
20%
10%
0%
-10%
$1,306
1%
$1,463
12%
$2,324
59%
$2,659
14%
$2,631
-1%
$3,390
29%
$4,777
41%
$5,709
20%
Mar 31 '08
Jun 30 '08
Sep 30 '08
Dec 31 '08
Mar 31 '09
Jun 30 '09 F
Sep 30 '09 F
Dec 31 '09 F
Revenue
Growth Rate

Gross Profit & Margin
US$ 000
5,000
4,000
3,000
2,000
1,000
0
70%
60%
50%
40%
30%
20%
10%
0%
$627
48%
$795
54%
$1,162
50%
$1,135
43%
$1,183
45%
$2,054
61%
$3,173
66%
$3,895
68%
Mar 31 '08
Jun 30 '08
Sep 30 '08
Dec 31 '08
Mar 31 '09
Jun 30 '09 F
Sep 30 '09 F
Dec 31 '09 F
Gross Profit
Margin

EBITDA & Margin
US$ 000
2,000
1,500
1,000
500
0
(500)
(1,000)
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-$245
-19%
-$466
-32%
-$275
-12%
-$252
-9%
-$563
-21%
$658
19%
$1,385
29%
$1,845
32%
Mar 31 '08
Jun 30 '08
Sep 30 '08
Dec 31 '08
Mar 31 '09
Jun 30 '09 F
Sep 30 '09 F
Dec 31 '09 F
EBITDA
Margin

Agenda

I.

Company Overview

II.

Industry Overview

III.

Strategy Overview

IV.

Organizational Overview

V.

Financial Overview

Conducive Environment for Advertising

China’s…

Rapidly growing economy

15% CAGR from 2002 – 2007

14% CAGR from 2007 - 2012

Growing affluence and disposable income

3rd largest economy in the world; 2nd largest economy based on “purchasing power parity”

By 2015, there will be 27 million households in China earning over 100,000 RMB, growing to 41 million in 2025E

In 2006, China had 310,000 US$ millionaires, estimated to grow to 609,000 by 2011, the world’s most

By 2011 there will be 16 million high net-worth individuals in China with $6.2 trillion in total assets 1

Is resulting in…

Rapid increase of domestic consumption

Rapid increase in China advertising sales

1  “HSBC joins race to cash in on China's new millionaires “, Reuters March 31, 2008

China's Domestic Consumption
RMB Trillion
14
12
10
8
6
4
2
0
30%
25%
20%
15%
10%
5%
0%
¥ 6.7
¥ 7.6
¥ 8.9
¥ 10.8
¥ 13.0
13%
14%
17%
22%
20%
2005
2006
2007
2008
2009 E
Retail Sales
YOY Growth

Domestic Consumption Driving Advertising Boom

$ 1.5 trillion in 2008

21.6% growth in 2008

20% forecasted growth in
2009

No expectation of a
slowdown as the
government pushes for
retail sales expansion

China’s emergence as
fastest growing and
potentially largest retail
market in the world is
driving brands to shift
strategic focus towards
brand building in China

Source:  National Bureau of Statistics of China, www.chinaview.cn

China's Advertising Expenditures
USD millions
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
35%
30%
25%
20%
15%
10%
5%
0%
$17,113
$21,587
$25,959
$31,675
$37,846
26%
20%
22%
19%
2005
2006
2007
2008 E
2009 E
Total
% Growth

China’s Advertising Spend Rapidly Expanding

Expanding affluent and
middle class

2008 retail sales exceeded
$1.5 trillion

China’s economic policies
geared towards further
expansion of consumer
consumption

Brands looking to reach
largest consumer market in
the world

China has become the 2nd
largest advertising market
in the world behind the
United States and still has
not fully developed /
utilized their media assets

Source(s):  Barboza, David ( July 20, 2008). “Western Olympic Ads Cheerlead for China”. NYTimes.com; GroupM (2008).  “China Media Forecasts”, Internal Conversion from RMB to US$;

Radio Industry Overview

Forecasted fast growing radio advertising market `

Radio advertising is expected to grow 50.6% in 2008 and 33.4% in 2009

Underutilized Chinese radio advertising market

2.7% of China’s advertising is spent on radio vs. a worldwide average of 8.1% and a US average of 11.8%.

Low utilization rates

Most cost effective advertising method in China – radio advertising

China has the largest radio listening audience in the world with over 646 million radio audience.

Radio advertising is most cost effective: only $0.77 per thousand impressions in China vs. $9.53 for outdoor, $9.86 for television, $25.79 for magazines, $25.84 for newspapers in China.

Low acquiring cost of radio advertising minutes

The forecasted  average cost of acquiring radio advertising minutes is $22 per minute and the average selling price is $193 per sold minute. Break even point is at 23.8% utilization rate.

Fragmented Chinese radio advertising market and low competition

China’s radio advertising market is undervalued and highly fragmented, yet has great growth potential

Legend Media is in the position to take an advantage of the fast growing yet fragmented radio advertising market

China's Radio Advertising Expenditures
USD millions
1,400
1,200
1,000
800
600
400
200
0
80%
70%
60%
50%
40%
30%
20%
10%
0%
$301
$501
$664
$1,000
$1,334
66%
33%
51%
33%
2005
2006
2007
2008 E
2009 E
Total
% Growth

Radio Advertising Still Developing

Recent and forecasted
growth rate outpacing
overall advertising growth

Expansion has come
without a market
consolidator / market
champion

Highly fragmented market
which until recently has
been overlooked as a
method to reach the
consumer base in China

Increasingly  mobile
population increases value
of radio as TV hours reduce

China’s radio industry
poised for a renaissance

Source(s):  GroupM (2008).  “China Media Forecasts”, Internal Conversion from RMB to US$;

Radio Advertising,
as a % of Total Advertising
14%
12%
10%
8%
6%
4%
2%
0%
11.8%
Worldwide Avg. = 8.1%
5.6%
4.8%
2.7%
China
United States
Western Europe
Asia Pacific

2007 Radio Advertising Market
US$ Millions
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$22,000
33 X
$664
China
United States

China’s Radio Advertising Underutilized

As a % of total advertising, China’s radio industry,
on average, trails the rest of the world

In 2007, the USA’s total advertising spend was 12
times larger than China’s while USA’s radio
advertising was 33 times larger than China’s.

Source:  ZenithOptimedia. Group[M  and PriceWaterhouseCoopers; Internal calculations prepared for certain figures using ZenithOptimedia, GroupM  and PriceWaterhouseCoopers data

Number of Cars Sold in China
In Millions
16
14
12
10
8
6
4
2
0
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
4.0
5.7
7.3
8.9
9.8
12.3
15.0
43%
28%
22%
10%
26%
22%
2004
2005
2006
2007
2008E
2009E
2010E
New Cars Sold in China (millions)
% Growth

Radio Underutilized Despite Growing Car Sales

Car radio listening audience
grew 35% in 2007 alongside car
sales

95% of drivers listen to radios
and most of them spend at least
30 minutes listening to radios
every time

Nationwide increase in traffic
leads to longer commutes and
radio listening times for drivers:
90% of drivers choose to listen
to radios while waiting in traffic

60% of drivers reporting paying
attention to the radio
advertising

Radio is well positioned to target
China’s affluent as car sales
continue to grow

Source: National Bureau of Statistics of China, Xinhua Economic News, Google Finance and internal calculations

LEGEND MEDIA

Advertising Cost by Medium
US$ per Thousand Impressions
$30
$25
$20
$15
$10
$5
$0
$0.77
$9.53
$9.86
$25.79
$25.84
Radio
Outdoor
Television
Magazines
Newspaper

Other Media Multiple vs. Radio
(CPT of media / CPT of Radio)
40
35
30
25
20
15
10
5
-
13x
2x
1x
4x
33x
2x
12x
3x
34x
3x
4x
16x
Television
Magazines
Newspaper
China
Australia
Taiwan
Canada

Radio Underutilized Despite Financial Value

Lower Cost per Thousand than Alternatives

In China, television and outdoor are 12 times more than radio; magazines and newspapers 33 times more

Compared to other markets the CPT value discrepancy is too large

Reaching over 93% of the population, radio satisfies large advertisers’ needs to expand nationally at a very low cost per impression

A national radio platform will be cost attractive to advertisers and have long term price momentum

Importance to Social Status for China's Affluent
Senior Job Position
Poperty Ownership
Private Club Membership
High Level of Education
Privte Car
Frequent Overseas Travel
Overseas Bank Account
Overseas Education
Rare Collectibles
Branded Products
Overseas Assets
43%
30%
30%
29%
20%
17%
16%
15%
15%
14%
13%
0%
20%
40%
60%

China's Affluent Consumers
Priorities for Spending Time and Money
80%
70%
60%
50%
40%
30%
20%
10%
0%
75%
69%
56%
44%
37%
21%
Outbound Travel
Domestic Travel
Fitness/ Gym
Visits to theme / amusement parks
Playing sports
Socializing / Partying

Focused on Targeting the Affluent

Owning a car and travelling by air are important for
social status in China

Both overseas and domestic travel are the top
choices for leisure activity of China’s affluent

Source:  “Insights”. (Second Quarter 2007 and Third Quarter 2007”). MasterCard Worldwide and HSBC.  www.masterintelligence.com;

Airline Magazine Industry Overview

Fast growing airline / airport based advertising as air travel booms

Effective way to reach affluent consumers.

76% of China’s affluent have flown in past 2 years

56.5% fly annually

Low acquiring cost of airline magazine pages

$1,500,000 per year for 80 pages of advertising per month

$1,600 per page per month for a magazine with a reach over 1,200,000 monthly

Airline magazines have not been specifically exploited as cost to acquire pages is still low

Legend Media is in a good position to take an advantage of the airline magazine niche as it can leverage existing success with 4 th largest airline in China

Cost Comparison for Print Media
US$ per Thousand Impressions
$30
$25
$20
$15
$10
$5
$0
$16.00
$25.79
$25.84
Legend Media's Airline Magazine
Magazines
Newspaper

Legend’s Airline Magazine is Well Positioned

Legend’s airline magazine is positioned to satisfy
large advertisers’ needs to reach the affluent and
middle class at a cost lower than traditional print
media

Legend’s airline magazine has the potential to reach
20,000,000 people per year

Legend is partnered with the only privately held
airline group in China which has significant
expansion plans

Airline passengers are a captive audience

Excellent value proposition for advertisers

Lower cost per thousand than other print medium

Targeted to affluent

LEGEND MEDIA

Audi
广州 HONDA
Haima
DODGE
CITROËN
PEUGEOT
Unilever
Canon
LG
Hennessy COGNAC
MOUTAI
KFC
China unicom 中国联通
Hisense 海信
星河湾
UNIS 清华紫光
WULIANGYE GROUP
中国太平洋保险 CHINA PACIFIC INSURANCE
VARIG Brasil
Hilton Sanya Resort & Spa
上海家化
光明乳业
CCTD 泰達时代中心

Premium Client Base

Agenda

I.

Company Overview

II.

Industry Overview

III.

Strategy Overview

IV.

Organizational Overview

V.

Financial Overview

Legend Media’s Strategy Summary

Develop Scale of Inventory

Opportunity exists for a “land grab”

Radio stations are motivated to sell
advertising minutes at low rates

Radio stations are government
owned and yet to be efficiently
commercialized

Utilization rates are low at under
20% nationally

Take advantage of undervalued
media and aggressively acquire
advertising rights

Acquire existing companies looking
for exit

508,000 minutes can be acquired
today if capital is available

Provide Content Support

Help stations develop content

Provide syndicated content
for free

Provide outside consultants
to provide strategic advice

Initial focus on morning and evening
drive times

Develop the #1 content for
these periods

Revenue / minute 2x to 3x
other times

Use content as a branding method
for advertisers

Increase interaction between
audience and station

Use acquired content talent to
provide support to all channels

Increase Listenership

Run listenership campaigns through
on and off-air contests which help
improve the content

Use special events to promote the
media in the long run, and enhance
the reputation to the clients

Promote as a way to pass the
time commuting

Target mass transit users

Create incentives for Taxi’s to tune
in

Use special events tied in with on-
air

Use barter to increase level of
sponsored events

Use outdoor media to promote trial

Legend Media’s Strategy Summary

Refine and Improve Sales Efforts

Activate 4A agencies

With scale the offering value
increases enough to get 4A
support

Use existing relationships to
create strategic alliances

Add senior radio sales talent to
existing sales teams

Recruit in talent from
developed markets

Recruit senior talent from
existing media companies

Use Andre Nair and Clear Channel
sales executives to  provide
overarching strategies

Champion radio and sell on the
value of radio

Find Outlets for Unsold Inventory

Barter radio advertising for

Outdoor media to promote
the channels

Products that can be
converted to cash (even at a
discount)

JV with established shopping TV
channel to launch radio based
product sales

Launch internet sites related to the
content being played and promote
the sites with unsold inventory

Provides internet ad space

Creates database for direct
marketing applications

Web Based Industry Solution

Create web based application to
provide advertisers and agencies a
comprehensive view of all available
inventory

“Make it easy” to buy radio
advertising at the local, regional and
national level

Allow access to all radio channels

Charge access fees and high
commissions

Expands inventory without fixed
costs

Effective control of market by
controlling sales channel

Reduces competition by providing
channels an efficient distribution
model

Legend Media’s Strategy Summary

Local

Focus on city /
provincial based brands

Heavy focus on driving
new sales versus brand
building

Promote radio as a way
to drive customers in
the “door”

Focus on selling off
peak and remnant
space at very attractive
prices

Use price as a sales tool
where needed

National

Focus on large
international brands

Promote value
proposition of radio as
a national platform
with tremendous value

Sell premium time at a
premium price

Focus on helping brand
building and driving
incremental sales

Push business into
agencies while agencies
pull the business in

Direct

Agency Based

Activate relationships
with large international
and local agencies

Ensure agencies add
radio to mix of media
offered to clients

Educate media buyers
on the value
proposition of radio in
China

In near-term, offer
higher commissions
than competitive
media

Marketing

Support sales team and
agency efforts

Active B2B campaign
targeting local and
headquarters decision
makers of
multinational brands

Provide information on
the value of radio in
the Chinese market and
how it can help brands

Indirect

Agenda

I.

Company Overview

II.

Industry Overview

III.

Strategy Overview

IV.

Organizational Overview

V.

Financial Overview

Legend Media’s Foundation

Experienced,
execution oriented
management team

Clear and
executable strategy

Strong board and
outside advisors

Senior Management Team

LEGEND MEDIA

Ju Baochun

Chief Executive Officer and Director

Mr. Ju, age 38, is a Chinese entrepreneur with over 12 years of experience in the Chinese advertising industry. Since 2001, he has focused on developing the radio advertising and the airline magazine advertising markets. He has personally led the initiative to secure the exclusive advertising rights for several radio channels and an airline magazine. Mr. Ju has held numerous positions in the Chinese advertising industry, including with Beijing Jin Shi Advertising, and Beijing Wen Shi Advertising.

Jin Xin

Chief Operating Officer and Director

Mr. Jin, age 38, is a Chinese management executive with extensive experience building sales organizations for multiple location operations. From 2000 to 2008, Mr. Jin worked for Beijing Huayuan Real Estate Co. Ltd., a real estate sales and development company, where he served as Deputy General Manager and Director.

Jeffrey Dash

Chief Financial Officer and Director

Mr. Dash, age 40, is an American entrepreneur and management executive with extensive experience building organizations and emerging markets. Formerly the President of Viking River Cruises, the world's largest river cruise line, Mr. Dash lead the company to 30% annual growth through the toughest time in the travel industry, post 9/11. During his time he launched the company's first China operation. Mr. Dash has spent his career building businesses and has held positions in Germany, Switzerland, Czech Republic and Russia.

Independent Board

LEGEND MEDIA

Andre Nair

Mr. Nair is a seasoned advertising executive with over 27 years of experience. Mr. Nair has held numerous senior positions including Chief Strategy Officer for J. Walter Thompson & RMG Connect's Asia Pacific operations, co-CEO of Mindshare Asia Pacific, CEO Mindshare South Asia, and CEO GroupM Southeast Asia and South Asia. In addition to being a board member, Mr. Nair provides strategic guidance and relationship support to the 4A agencies in China.

Michael Bonner

Mr. Bonner is a professional manager who has held numerous senior positions in the travel industry. Most recently he served as the Chief Operating Officer of The Scholar Ship, a globally recognized academic program aboard a transformed passenger ship backed by Royal Caribbean Cruises Ltd. Prior to Royal Caribbean, he worked at Booz Allen Hamilton, a global strategy and technology consulting firm.

Ivan Qi

Mr. Qi is an investment banker with transaction experience in the United States, Europe and Asia. He started his career at Chase Manhattan Bank and Swiss Bank Corp in New York City. Later, worked as a research analyst for the hedge fund manager Louis Bacon at Moore Capital Management, then joined Goldman Sachs & Co as an investment banker responsible for the very first wave of Chinese companies listed in New York.

Competitive Strength Overview

Strong management team

Diverse operating experience while having deep experience in China’s advertising market

Execution oriented, capable of converting a great strategy into action

Sino American team

Sales strategy development guided by relevant advisors

Clear understanding of market and keys to developing a successful sales model

Andre Nair, with 27 years of 4A experience, provides relationship resources and sales strategy guidance

Experienced Radio Sale Executives (from Clear Channel) from the USA have been involved with the development of the sales strategy from the beginning

Ready to access talent

Additional sales leadership identified and ready to join as Company scales

Sales leadership talent from China, Taiwan, Singapore and the United States identified and ready to join as Company scales

In-depth knowledge of current state of radio advertising market

Competitive Strength Overview

Strong relationship with regulatory agencies

Consistent communication between Company leadership and members of the regulatory agencies

Deep relationships with heads of radio stations

Management has access to key decision makers at national, provincial and city level radio stations in China by which favorable pricing and terms can be secured

Strong ties to competing radio advertising companies

Management maintains relationships with senior managers of the competing radio advertising companies

The relationships have provided a pathway to acquiring two competing companies at what is expected to be favorable rates and terms

Administrative, Finance and Accounting

Transparent

Automated and scalable

US GAAP reporting

Uniquely Qualified to Succeed in China’s Media Market

The right relationships

Ju BaoChun’s has deep relationships with the necessary parties

Regulatory relationships that will facilitate negotiations for CCR and other prime radio assets

Radio station relationships that will ensure internal support needed to a) gain control of the advertising rights and b) provide needed content consulting

Competing radio advertising companies that will work to facilitate with the acquisition portion of the strategy

Andre Nair is connected to every major media buyer and brand in Asia

27 years of ad agency experience with a focus on media buying can be fully applied

The heads of GroupM China and Universal McCann China  are former employees of Mr. Nair

Competing radio advertising companies do not have the high level personal relationships with the media buyers and brands

The right people

Ju BaoChun has spent most of his adult life selling advertising, securing media rights at a low cost and building successful advertising sales organizations

Jin Xin has a proven history of building and managing multi location, multi channel sales organizations

Jeffrey Dash understands emerging markets and what it takes to build a solid and scalable infrastructure

Uniquely Qualified to Succeed in China’s Media Market

The right strategy

Build a media base focused on reaching China’s affluent

Focus on national radio channels to quickly build a national listenership at relative low cost

No need to do it one city at a time when national radio reaches 93 % of the population

Acquire competitors

In talks with competition about acquiring their media assets

Competitors will require some restructuring to help maximize their results;

The management of competitors come from the content / creative end of the industry; the businesses will need to be refocused on sales, marketing and technology

Continue to develop a robust sales platform focused meeting advertisers needs to reach the affluent of China

Company Accomplishments to Date

Beginning

February 2008 Company formed and reverse merged onto OTCBB (LEGE)

March 2008 secured first round of $5 million

May 2008 entered radio advertising business with first acquisition

Recruited world class board of directors and advisors

Added seasoned advertising and business professionals to the board

Recruited current and former Clear Channel sales executives to act as advisors

Acquisition of radio stations

Secured advertising rights for Tianjin FM 92.5

Secured advertising rights for Beijing FM 90.5

Secured advertising rights for Xian FM 95.5

Acquired airline advertising business and experienced radio advertising manager

Exclusive agent for HNA Airline Group’s airline magazine

Added established professional management with extensive radio experience

Expanded sales force and gained experience

Added experienced sales force to sales infrastructure

Company Accomplishments to Date

Establishment of sales force

Expanded sales force in Beijing, Tianjin and Xian

Added senior executive with a proven track record of building multi location and multi channel sales organizations

Built infrastructure of internal controls and financial system

Implemented  accounting module of market leading ERP system

Added standard internal controls

Operating units report to corporate where all transactions are reviewed and all account records kept

Entire finance and account structure scalable as Company expands

Positioned company for next round of acquisitions

Solid senior management that mixes deep local understanding with western best practices

An established set of relationships, advisors and prospective employees capable of executing on the strategy

Established and scalable accounting and finance infrastructure

A clear roadmap for acquisitions and expansion that ensures a market leading position

Agenda

I.

Company Overview

II.

Industry Overview

III.

Strategy Overview

IV.

Organizational Overview

V.

Financial Overview

Note to financial numbers

Numbers through 2009 are based on our current plan with existing resources

2010 is based on our existing business plus the assumption we secure a second round of financing and

We close the two targeted acquisitions; one is close to a term sheet while the second is early stage discussions

We secure the rights to an additional x radio channels

The Company has a fiscal year ending June 30; all annual numbers are presented on a fiscal year basis unless otherwise noted

Quarterly Financial Data

Total Revenue & Quarterly Growth Rate
US$ 000
$1,306
$1,463
$2,324
$2,659
$2,631
$3,390
$4,777
$5,709
1%
12%
59%
14%
-1%
29%
41%
20%
Mar 31 '08
Jun 30 '08
Sep 30 '08
Dec 31 '08
Mar 31 '09
Jun 30 '09 F
Sep 30 '09 F
Dec 31 '09 F
Revenue
Growth Rate

Gross Profit & Margin
US$ 000
$627
$795
$1,162
$1,135
$1,183
$2,054
$3,173
$3,895
48%
54%
50%
43%
45%
61%
66%
68%
Mar 31 '08
Jun 30 '08
Sep 30 '08
Dec 31 '08
Mar 31 '09
Jun 30 '09 F
Sep 30 '09 F
Dec 31 '09 F
Gross Profit
Margin

EBITDA & Margin
US$ 000
-$245
-$466
-$275
-$252
-$563
$658
$1,385
$1,845
-19%
-32%
-12%
-9%
-21%
19%
29%
32%
Mar 31 '08
Jun 30 '08
Sep 30 '08
Dec 31 '08
Mar 31 '09
Jun 30 '09 F
Sep 30 '09 F
Dec 31 '09 F
EBITDA
Margin

Annual Financial Data *(fiscal year ended June 30)*

Total Revenue & Growth Rate
US$ 000
50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
300%
250%
200%
150%
100%
50%
0%
269%
$40,623
133%
$11,005
$4,726
FY 08
FY 09 F
FY 10 F
Revenue
Growth Rate

Gross Profit & Margin
US$ 000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
70%
60%
50%
40%
30%
20%
10%
0%
67%
$27,154
50%
41%
$5,535
$1,937
FY 08
FY 09 F
FY 10 F
Gross Profit
Margin

EBITDA & Margin
US$ 000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
(2,000)
40%
30%
20%
10%
0%
-10%
-20%
13,275
33%
-4%
-16%
(755)
(431)
FY 08
FY 09 F
FY 10 F
EBITDA
Margin

Pro Forma Profit and Loss (fiscal year ended June 30)

FY 08

FY09 F

FY10 F

in USD 000

Revenue

4,726

$

11,005

$

40,623

$

Cost of Revenue

2,789

5,470

13,469

Gross Profit

1,937

5,535

27,154

margin %

41%

50%

67%

S, G & A

Selling Expense

871

2,762

8,960

Overhead, Operating Units

329

1,635

3,419

Overhead, Corporate

1,492

1,569

1,500

S, G & A

2,692

5,966

13,879

EBITDA

(755)

$

(431)

$

13,275

$